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                                                                 EXHIBIT 10.103

                            UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                             OPTIMUMCARE CORPORATION
                             A DELAWARE CORPORATION
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The undersigned, being all of the directors of OptimumCare Corporation, a
Delaware corporation (the "Corporation"), hereby adopt the following resolutions by their written consent thereto, effective as of December 29, 1997, hereby waiving all notice of and the holding of any meeting of the board of directors to act upon such resolutions.

WHEREAS, the Company has previously converted $155,000 of temporary advances of Mr. Johnson to loans.

WHEREAS, temporary advances of approximately $119,000 exist for 1997.

WHEREAS, a payment plan of $500 per pay period currently exists.

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby convert a total of $274,000 of temporary advances into a one year loan with interest deferred for one year to be computed at the current prime rate.

RESOLVED FURTHER, that the officers of the Company be and are hereby authorized, empowered and directed to do or cause to be done any and all such further acts and things and to execute any and all such further documents as they may deem necessary or advisable in order to carry into effect the purposes and intent of the foregoing resolutions.

RESOLVED, FURTHER, that this transaction be neither void nor voidable, the interests of Mr. Johnson being known to this Board of Directors and the transactions being fair and reasonable to the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent effective as of December 29, 1997.


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Edward A. Johnson


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Michael S. Callison


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Gary L. Dreher


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Jon E. Jenett